                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                                13-5160382
(State of incorporation                                                 (I.R.S. employer
if not a U.S. national bank)                                            identification no.)

One Wall Street, New York, N.Y.                                         10286
(Address of principal executive offices)                                (Zip code)

                                 ConocoPhillips
               (Exact name of obligor as specified in its charter)


Delaware                                                                01-0562944
(State or other jurisdiction of                                         (I.R.S. employer
incorporation or organization)                                          identification no.)

                                   Conoco Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                                51-0370352
(State or other jurisdiction of                                         (I.R.S. employer
incorporation or organization)                                          identification no.)

                           Phillips Petroleum Company
               (Exact name of obligor as specified in its charter)


Delaware                                                                73-0400345
(State or other jurisdiction of                                         (I.R.S. employer
incorporation or organization)                                          identification no.)

600 North Dairy Ashford

Houston, Texas                                                          77079
(Address of principal executive offices)                                (Zip code)

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                              3.625% Notes due 2007
                              4.75% Notes due 2012
                              5.90% Notes due 2032
                       (Title of the indenture securities)

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                                      -2-

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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        Name                                                 Address
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
 Superintendent of Banks of the State of       2 Rector Street, New York,
 New York                                      N.Y.  10006, and Albany, N.Y. 12203

 Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                               N.Y.  10045

 Federal Deposit Insurance Corporation         Washington, D.C.  20429

 New York Clearing House Association           New York, New York   10005

         (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of October, 2002.

                                              THE BANK OF NEW YORK



                                              By: /S/    MING SHIANG
                                                  --------------------------
                                                  Name:  MING SHIANG
                                                  Title: VICE PRESIDENT

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                               Dollar Amounts
                                                                In Thousands
    ASSETS

    Cash and balances due from depository institutions:
       Noninterest-bearing balances and currency and coin .      $  2,850,111
       Interest-bearing balances ..........................         6,917,898
    Securities:
       Held-to-maturity securities ........................         1,201,319
       Available-for-sale securities ......................        13,227,788
    Federal funds sold in domestic offices ................         1,748,562
    Securities purchased under agreements to
       resell .............................................           808,241
    Loans and lease financing receivables:
       Loans and leases held for sale .....................           974,505
       Loans and leases, net of unearned
         income...............36,544,957
       LESS: Allowance for loan and
         lease losses............578,710
       Loans and leases, net of unearned
         income and allowance .............................        35,966,247
    Trading Assets ........................................         6,292,280
    Premises and fixed assets (including capitalized
       leases) ............................................           860,071
    Other real estate owned ...............................               660
    Investments in unconsolidated subsidiaries and
       associated companies ...............................           272,214
    Customers' liability to this bank on acceptances
       outstanding ........................................           467,259
    Intangible assets
       Goodwill ...........................................         1,804,922
       Other intangible assets ............................            70,679
    Other assets ..........................................         4,639,158
                                                                  -----------

    Total assets ..........................................      $ 78,101,914
                                                                 ============

    LIABILITIES

    Deposits:
       In domestic offices ................................      $ 29,456,619
       Noninterest-bearing ....................  11,393,028
       Interest-bearing .......................  18,063,591
       In foreign offices, Edge and Agreement
         subsidiaries, and IBFs ...........................        26,667,608
       Noninterest-bearing ....................     297,347
       Interest-bearing .......................  26,370,261
    Federal funds purchased in domestic
      offices .............................................         1,422,522
    Securities sold under agreements to repurchase ........           466,965
    Trading liabilities ...................................         2,946,403
    Other borrowed money:
       (includes mortgage indebtedness and obligations
       under capitalized leases) ..........................         1,844,526
    Bank's liability on acceptances executed and
       outstanding ........................................           469,319
    Subordinated notes and debentures .....................         1,840,000
    Other liabilities .....................................         5,998,479
                                                                 ------------
    Total liabilities .....................................      $ 71,112,441
                                                                 ============
    Minority interest in consolidated
       subsidiaries .......................................           500,154

    EQUITY CAPITAL

    Perpetual preferred stock and related
       surplus ............................................                 0
    Common stock ..........................................         1,135,284
    Surplus ...............................................         1,055,509
    Retained earnings .....................................         4,244,963
    Accumulated other comprehensive income ................           (53,563)
    Other equity capital components .......................                 0
                                                                 ------------
    Total equity capital ..................................         6,489,319
                                                                 ------------
    Total liabilities minority interest and equity capital       $ 78,101,914
                                                                 ============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi   }
Gerald L. Hassell }              Directors
Alan R. Griffith  }

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